#00087290
Homestead Funds, Inc.

Supplement Dated July 17, 2012
to the Prospectus Dated May 1, 2012

This supplement revises certain information regarding the International Value Fund (the “Fund”), a series of Homestead Funds, Inc., contained in the above-referenced Prospectus.  Please read this supplement carefully and keep it with your Prospectus for future reference.  You may obtain copies of the Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free (800) 258-3030, by visiting Homestead Funds’ website at www.homesteadfunds.com, or by writing to Homestead Funds, Inc., Attn: Investments Division, 4301 Wilson Boulevard, INV8-305, Arlington, Virginia 22203.

Effective July 1, 2012, Robin R. Kollannur, assumed partnership status at Mercator Asset Management, L.P. (“Mercator”), the subadviser to the Fund, and as of that date, joined the Fund’s portfolio management team.  As such, the following changes are made to the Prospectus.

1.	The section titled “FUND MANAGEMENT – Portfolio Management Team” on page 21 of the Prospectus is deleted in its entirety and is replaced with the following:

Portfolio Management Team
James Chaney, Barbara Trebbi, CFA, Gary Clemons, Robert Mazuelos, Charles Radtke, CFA and Robin Kollannur, CFA, are General Partners and portfolio managers at Mercator.  Each is a co-manager of the International Value Fund. Messrs. Chaney and Clemons and Ms. Trebbi have co-managed the Fund since June 2006.  Mr. Mazuelos has co-managed the Fund since July 2010, Mr. Radtke has co-managed the Fund since July 2011 and Mr. Kollannur has co-managed the Fund since July 2012.

2.	The fourth paragraph in the section titled “SUBADVISER to the International Value Fund” beginning on page 33 of the Prospectus is deleted in its entirety and replaced with the following:

Mercator is a limited partnership owned by its six executive officers.  Each partner owns his or her interest in Mercator through 100% ownership of his or her Delaware partnership, as noted below.

3.	The following paragraph is added to the end of the section titled “SUBADVISOR to the International Value Fund” beginning on page 33 of the Prospectus:

Robin R. Kollannur, CFA, President, RZK Corp., General Partner, serves as a portfolio manager and research analyst at Mercator and is responsible for Japan, India and Korea.  Prior to joining Mercator in 2009, Mr. Kollannur served as Chief Investment Officer of Northern Trust Value Investors in West Palm Beach, Florida from 2004 to 2008, overseeing $4 billion in assets across several value-oriented asset classes.  Prior to Northern Trust, Mr. Kollannur was Chief Executive Officer at San Diego based Medius Capital Group from 2003 to 2004, specializing in global value equities.  From 1996 to 2003, he served as Portfolio Manager/Research Analyst at Brandes Investment Partners, where his experience included a broad base of global country and sector research.  He began his career at Wells Fargo Capital Management, specializing in several global sectors.  Mr. Kollannur completed his MBA at the University of Houston and earned a BA degree from Texas A&M University.  He is also a CFA® charterholder and a member of the CFA Society of South Florida.

Homestead Funds, Inc.

Supplement Dated July 17, 2012
to the Statement of Additional Information Dated May 1, 2012

This supplement updates certain information regarding the International Value Fund (the “Fund”), a series of Homestead Funds, Inc., contained in the above-referenced Statement of Additional Information (“SAI”).  Please read this supplement carefully and keep it with your SAI for future reference.  You may obtain copies of the Prospectus and SAI free of charge, upon request, by calling toll-free (800) 258-3030, by visiting Homestead Funds’ website at www.homesteadfunds.com, or by writing to Homestead Funds, Inc., Attn: Investments Division, 4301 Wilson Boulevard, INV8-305, Arlington, Virginia 22203.

Effective July 1, 2012, Robin R. Kollannur, assumed partnership status at Mercator Asset Management, L.P. (“Mercator”), the subadviser to the Fund, and as of that date, joined the Fund’s portfolio management team.

As such, the last three paragraphs of the section titled “PORTFOLIO MANAGERS – MERCATOR” beginning on page 50 of the SAI, are deleted in their entirety and are replaced with the following:

James E. Chaney, Barbara J. Trebbi and Gary R. Clemons’ direct ownership levels of the firm exceeds 10% but are less than 25%.  Robert Mazuelos, Charles F. Radtke and Robin R. Kollannur, also members of the portfolio management team, each have direct ownership levels of the firm less than 5%.  These ownership percentages represent the pre-determined pro-rata share upon which they receive compensation based upon Mercator’s net profitability.  These pre-determined pro-rata shares are dependent upon their length of tenure with the firm, their level of responsibility and overall contribution.  It is the only form of compensation that they receive, and it is dependent upon the firm's assets under management.  The portfolio managers receive no base salary, are not part of a bonus system and receive no deferred compensation.

As of December 31, 2011, Mr. Chaney beneficially owned between $100,001 and $500,000 of shares in the International Value Fund.  As of that same date, Ms. Trebbi and Messrs. Clemons, Mazuelos and Radtke did not beneficially own any shares in the Fund.  As of July 1, 2012, Mr. Kollannur did not beneficially own any shares in the Fund.1
_________________________________________
1  Mr. Kollannur became a portfolio manager of the International Value Fund on July 1, 2012.